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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                  PROSPECTUS SUPPLEMENT DATED OCTOBER 23, 2006
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  This supplement updates the following Prospectuses dated December 30, 2005:

  First American Stock Funds Class A, Class B, and Class C Shares Prospectus
      (as previously supplemented February 22, March 20, April 24, June 30, and August 9, 2006)
       First American Stock Funds Class R Shares Prospectus (as previously supplemented February 22, March 20, April 24, and June 30, 2006)
       First American Stock Funds Class Y Shares Prospectus (as previously supplemented February 22, March 20, April 24, and June 30, 2006)

For Class A, B, C, R, and Y shares, this supplement, any previous supplements, and the applicable Prospectus dated December 30, 2005 together constitute a current Prospectus. To request a copy of a Prospectus, please call 800-677-FUND.

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Information regarding the portfolio managers primarily responsible for the management of Large Cap Value Fund and Mid Cap Value Fund (the "funds"), which is set forth in each Prospectus under the heading "Additional
Information--Management--Portfolio Management," is replaced by the following:

Large Cap Value Fund and Mid Cap Value Fund are managed by the advisor's Mid- and Large-Cap Value Team. The members of that team are:

Brent D. Mellum, CFA, Senior Equity Portfolio Manager. Mr. Mellum has served as the co-lead manager for the Large Cap Value Fund since April 2004 and the Mid Cap Value Fund since October 1999. Mr. Mellum joined FAF Advisors in 1993 and has 13 years of financial industry experience, including 11 years in portfolio management.

Kevin V. Earley, CFA, Senior Equity Portfolio Manager. Mr. Earley has served as the co-lead manager for the Mid Cap Value Fund since October 1999 and the Large Cap Value Fund since September 2000. Mr. Earley joined FAF Advisors in 1997 and has 19 years of financial industry experience, including seven years in portfolio management.

Terry F. Sloan, CFA, Equity Portfolio Manager. Mr. Sloan has served as co-manager for the funds since January 2006. He previously was an equity research analyst for FAF Advisors. Prior to joining FAF Advisors in 2004, Mr. Sloan was an equity analyst for the State of Michigan Retirement System. He has five years of financial industry experience.

Walter B. Stackow, CFA, Equity Portfolio Manager. Mr. Stackow has served as co-manager for the funds since October 2006. Prior to joining FAF Advisors in October 2006, he was a small cap portfolio manager and equity research analyst at Manning & Napier Advisors, Inc. Prior to that, he was a research analyst at
G. W. Henssler & Associates, Ltd. Mr. Stackow has eight years of financial industry experience.


IF YOU HAVE ANY QUESTIONS REGARDING THIS PROSPECTUS SUPPLEMENT, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL, OR YOU MAY CALL FIRST AMERICAN FUNDS INVESTOR SERVICES AT 800-677-FUND.



                                                                    PM-LMVAL-STK